UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, MiMedx Group, Inc., a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sanara MedTech Inc., a Texas corporation (“Sanara”), and Mustang Merger Sub, Inc., a wholly-owned subsidiary of MiMedx (“Merger Subsidiary”), pursuant to which, among other things and subject to the terms and conditions of the Merger Agreement, Merger Subsidiary will be merged with and into Sanara (the “Merger”), with Sanara surviving the Merger as a wholly-owned subsidiary of MiMedx.

On October 15, 2026, the Company and Sanara each received a request for additional information and documentary materials (a “Second Request”) from the Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the Merger. The effect of a Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), until 30 days after the parties have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated earlier by the FTC.

Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement. The Company continues to work constructively with the FTC in its review of the Merger.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between MiMedx and Sanara, which involve substantial risks and uncertainties. Such statements may contain words such as “expect,” “anticipate,” “will,” “should,” “believe,” “intend,” “plan,” “estimate,” “predict,” “seek,” “continue,” “outlook,” “may,” “might,” “should,” “can have,” “have,” “likely,” “potential,” “target,” “indicative,” “illustrative,” and variations of such words and similar expressions, and relate in this presentation, without limitation, to statements, beliefs, projections and expectations about future events. Such statements are based on MiMedx’s expectations, intentions and projections regarding MiMedx’s future performance, anticipated events or trends and other matters that are not historical facts. Such forward looking statements include statements relating to, among other things, MiMedx’s expectations with respect to the (i) timing for completion of the Merger, (ii) results, benefits and synergies of the Merger, (iii) future financial performance and condition, including estimated combined surgical revenue and Adjusted EBITDA margin, and (iv) benefits of the Merger to the MiMedx and Sanara shareholders. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition, political risks, and other risks that may affect MiMedx’s future performance, including the impacts of inflationary pressures and other macroeconomic factors on MiMedx’s business, markets, supply chain, customers and workforce, on the credit and financial markets, and on the global economy generally; (ii) the future market for MiMedx’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than MiMedx’s products, market acceptance of MiMedx’s products, and adequate reimbursement for such therapies; (iii) failure to realize the anticipated benefits of the Merger; (iv) failure to realize expected benefits from MiMedx’s other business strategies; (v) the risk that a condition to closing may not be satisfied, that applicable regulatory approval may not be obtained, that either party may terminate the Merger Agreement or that the closing might be delayed or not occur at all; (vi) potential adverse reactions or changes to business or employee relationships (vii) adverse developments in the credit markets which could impact MiMedx’s ability to secure financing in the future; (viii) the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; (ix) future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; (x) changes in applicable laws or regulations, including environmental, health and safety regulations; (xi) the possibility that MiMedx may be adversely affected by other economic, business, and/or competitive factors; (xii) market and economic conditions, or MiMedx’s financial performance; (xiii) geopolitical risks; and (xiv) other risks and uncertainties, including those discussed in MiMedx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 25, 2026 under the heading “Risk Factors.” Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. Additional information concerning these risks, uncertainties and other factors that could cause actual results to vary is, or will be, included in the reports filed by MiMedx with the Securities and Exchange Commission. Forward-looking statements included in this presentation speak only as of the date hereof and, except as required by applicable law, MiMedx does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or circumstances, after the date of this presentation.

Important Information and Where to Find It

In connection with the proposed transaction, MiMedx filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Sanara and that also constitutes a prospectus of MiMedx. Each of MiMedx and Sanara may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the prospectus or registration statement or any other document that MiMedx or Sanara may file with the SEC. The final prospectus has been mailed to stockholders of Sanara. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and prospectus) and other documents containing important information about MiMedx, Sanara and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by MiMedx will be available free of charge on MiMedx’s website at https://investors.mimedx.com/. Copies will also be available at no charge at the Investors Relations section of Sanara’s website at https://ir.sanaramedtech.com/.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

October 16, 2026	By:	/s/ William “Butch” Hulse
William “Butch” Hulse General Counsel & Chief Administrative Officer

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